UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 9, 2010

SHORE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-22345	52-1974638
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

18 East Dover Street, Easton, Maryland 21601
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (410) 822-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 7.01.        Regulation FD Disclosure

On November 9, 2010, Shore Bancshares, Inc. (the “Company”) issued a press release to announce that management will address analysts and investors attending the Sandler O'Neill & Partners, L.P. East Coast Financial Services Conference on November 11, 2010.  At the conference, the Company’s management will discuss strategy, recent business developments and market opportunities.  The press release is furnished herewith as Exhibit 99.1, and the slide presentation that management intends to use at the conference is furnished herewith as Exhibit 99.2.  Management may also use this slide presentation at future meetings with investors or potential investors.

The information provided in Exhibit 99.1 and Exhibit 99.2 to this Form 8-K is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Item 9.01.         Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit 99.1 – Press release dated November 9, 2010 (furnished herewith).
Exhibit 99.2 – Shore Bancshares, Inc. Investor Presentation (furnished herewith).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: November 9, 2010	By:	/s/ W. Moorhead Vermilye
W. Moorhead Vermilye
President and CEO

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated November 9, 2010 (furnished herewith).
99.2	Shore Bancshares, Inc. Investor Presentation (furnished herewith).